UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2022

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
As previously disclosed, on December 12, 2021, SPX FLOW, Inc., a Delaware corporation (the “Company” or “FLOW”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with LSF11 Redwood Acquisitions, LLC, a Delaware limited liability company (“Parent”), Redwood Star Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for, on the terms and subject to the conditions therein, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are owned and controlled by funds managed by Lone Star Fund XI, L.P.
On March 3, 2022, the Company held a special meeting of stockholders (the “Special Meeting”) to consider and vote upon several matters in connection with the proposed acquisition of FLOW by Parent by way of the Merger pursuant to the Merger Agreement. A total of 42,058,085 shares of FLOW’s common stock were entitled to vote as of the close of business of January 31, 2022, the record date for the Special Meeting, of which a quorum of 35,284,961 shares was present in person or represented by proxy at the Special Meeting. At this Special Meeting, holders of FLOW common stock were requested to vote upon: (1) the approval of the Merger Agreement (the “Merger Proposal”), and (2) the approval, on an advisory and non-binding basis, of certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”), which proposals are described in more detail in the definitive proxy statement filed with the Securities and Exchange Commission on February 1, 2022. As there were sufficient affirmative stockholder votes at the time of the Special Meeting to approve the Merger Proposal, the proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies if FLOW had not obtained sufficient affirmative stockholder votes at the time of the Special Meeting, was rendered moot and was not submitted for a vote. The following actions were taken by FLOW’s stockholders with respect to each of the foregoing items presented for a vote at the Special Meeting:
Proposal 1: FLOW’s stockholders approved the Merger Proposal. The table below sets forth the voting results.

For	Against	Abstain
30,038,693	5,178,401	67,867
Proposal 2: FLOW’s stockholders voted against the Compensation Proposal. The table below sets forth the voting results.

For	Against	Abstain
10,038,926	23,963,076	1,282,959

Item 8.01.    Other Events.
On March 3, 2022, FLOW issued a press release announcing the results of the Special Meeting, a copy of which is attached hereto as Exhibits 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release of SPX FLOW, Inc. dated March 3, 2022.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: March 3, 2022	By:	/s/ Peter J. Ryan
Peter J. Ryan
Vice President, Chief People Officer and General Counsel